Supplement to
The North Carolina Capital Management Trust:
Cash Portfolio and Term Portfolio
August 29, 2007
Prospectus

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

NC-07-01 November 6, 2007
1.710543.110